Intangible assets	6 Months Ended
Jun. 30, 2022
Intangible assets

8.	Intangible assets

As at June 30, 2022 and December 31, 2021, there were no acquired research and development technology assets with a definite useful life which are not yet amortized.

Significant intangible assets (included in acquired Research & Development technology and projects as well as in the development costs) with definite useful life are comprised primarily of the already commercialized vaccine against Japanese encephalitis (IXIARO) with acquisition costs amounting to €78.8 million and a net book value amounting to €29.1 million (December 31, 2021: €30.6 million).

For impairment test, see Note 11.